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                                                                   Exhibit 10(v)

                             ST. PAUL BANCORP, INC.



                                  AMENDMENT TO
                               1995 INCENTIVE PLAN


         The St. Paul Bancorp, Inc. 1995 Incentive Plan (the "Plan") is hereby amended as set forth below, effective as of the date of adoption (the "Adoption Date") of this Amendment by the Board of Directors of St. Paul Bancorp, Inc. (the "Corporation"), subject to approval of this Amendment by the stockholders of the Corporation, as provided below:

         1. The first sentence of Section 3(a) of the Plan is amended to read as follows:

                "The amount of Stock which may be made subject to awards granted under the 1995 Plan during the term thereof shall not exceed an amount equal to 3,187,500 of the Company's authorized but unissued shares of Stock."

         2. The Plan shall otherwise be unchanged by this Amendment.

         3. This Amendment is adopted subject to approval within one year of the Adoption Date by a majority of the votes present, in person or by proxy, and entitled to vote at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all of the outstanding voting stock is present, in person or by proxy. If the stockholders fail to approve this Amendment within one year of the Adoption Date, no awards may be granted under the Plan covering shares of stock in excess of the number permitted under the Plan as in effect before the Adoption Date.

                            *          *          *


         The foregoing Amendment to the Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on February 23, 1998, subject to approval of the Amendment by stockholders of the Corporation.




                                                --------------------------------
                                                Secretary

         The foregoing Amendment to the Plan was duly adopted by the shareholders of the Corporation at a meeting held on May 6, 1998.




                                                --------------------------------
                                                Secretary



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